                               AGREEMENT OF MERGER


         THIS AGREEMENT OF MERGER is made and entered into as of this 16th day of September, 1996, by and between Monarch Merger Corporation ("Monarch"), a California banking corporation, and Western Bank ("Bank"), with reference to the following facts:

                                    RECITALS

         1. Bank is a banking corporation duly organized, validly existing and in good standing under the laws of the State of California and is authorized by the California Superintendent of Banks to conduct a general banking business, with authorized capital of 10,000,000 shares of no par value common stock of which, on the date hereof, there are 3,543,156 shares issued and outstanding ("Bank Stock").

         2. Monarch is a corporation duly organized, validly existing and in good standing under the laws of the State of California, with authorized capital of 1,000,000 shares of common stock, no par value of which, on the date hereof, there are 100 shares issued and outstanding ("Monarch Common Stock").

         3. The respective Boards of Directors of Monarch and the Bank deem it desirable and in the best interest of their respective corporations and stockholders that Monarch be merged with and into the Bank as provided in this Agreement of Merger pursuant to the laws of the State of California and that the Bank be the surviving corporation ("Surviving Bank").

         NOW THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein set forth and for the purpose of prescribing the terms and conditions of such Merger, the parties hereto agree as follows:

                                    ARTICLE I
                                   THE MERGER

         Upon consummation of the Merger at the Effective Time (as defined in Article IX hereof), Monarch shall be merged with and into the Bank which shall thereupon be the Surviving Bank, and the separate corporation existence of Monarch shall cease.

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                                   ARTICLE II
                                      NAME

             The name of the Surviving Bank shall be "Western Bank."

                                   ARTICLE III
                            ARTICLES OF INCORPORATION

         The Articles of Incorporation of Bank as in effect immediately prior to the Effective Time shall, at and after the Effective Time, continue to be the Articles of Incorporation of the Surviving Bank.

                                   ARTICLE IV
                                     BYLAWS

         The Bylaws of Bank as in effect immediately prior to the Effective Time shall, at and after the Effective Time, continue to be the Bylaws of the Surviving Bank.

                                    ARTICLE V
                                    DIRECTORS

         The Board of Directors of Bank immediately prior to the Effective Time shall, at and after the Effective Time, serve as the Directors of the Surviving Bank until its next annual meeting of shareholders or until such time as their successors have been elected and qualified.

                                   ARTICLE VI
                       RIGHTS AND DUTIES OF SURVIVING BANK

         At and after the Effective Time, all rights, privileges, powers and franchise and property and assets of every kind and description of the Bank and Monarch shall be vested in and be held and enjoyed by the Surviving Bank, without further act or deed, and all the estates and interests of every kind of the Bank and Bank, including all debts due to either of them, shall be as effectively the property of the Surviving Bank as they were of the Bank and Monarch, and the title to any real estate vested by deed or otherwise in either the Bank or Monarch shall not revert or be in any way impaired by reason of the Merger; and all rights of creditors and liens upon any property of the Bank and Monarch shall be preserved unimpaired and all debts, liabilities and duties of the Bank and Monarch shall be debts, liabilities and duties of the Surviving Bank and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it.

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                                   ARTICLE VII
                              CONVERSION OF SHARES

         In and by virtue of the Merger and at the Effective Time, pursuant to this Agreement of Merger, the shares of Bank Stock and Monarch Stock outstanding at the Effective Time shall be converted as follows:

              (a) EFFECT ON MONARCH. Each share of Monarch Common Stock issued and outstanding immediately prior to the Effective Time shall, on and after the Effective Time, be automatically converted into and exchanged for one share of common stock of the Surviving Bank ("Surviving Bank Common Stock").

              (b) EFFECT ON BANK STOCK. Each share of Bank Stock issued and outstanding immediately prior to the Effective Time, except for shares as to which dissenters' rights are perfected pursuant to Section 1300 ET SEQ. of the California Corporations Code ("Perfected Dissenting Shares") shall be automatically converted into the right to receive cash in the amount of $17.25 per share.

                                  ARTICLE VIII
                                 FURTHER ACTION

         The parties hereto shall execute and deliver, or cause to be executed and delivered, all such deeds and other instruments, and will take or cause to be taken all further or other action as they may deem necessary or desirable, in order to vest in and confirm to the Surviving Bank title to and possession of all of Monarch's and Bank's property, rights, privileges, powers and franchises hereunder, and otherwise to carry out the intent and purposes of this Agreement of Merger.

                                   ARTICLE IX
                                 EFFECTIVE TIME

         The Merger will become effective upon the filing of a copy of this Agreement of Merger and all other requisite accompanying certificates in the office of the Secretary of State of the State of California. The date and time of such filing with the Secretary of State of the State of California is referred to herein as the "Effective Time".

                                    ARTICLE X
                             SUCCESSORS AND ASSIGNS

         This Agreement of Merger shall be binding upon and enforceable by the parties hereto and their respective successors, assigns and transferees, but this Agreement of Merger may not be assigned by either party without the written consent of the other.

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                                   ARTICLE XI
                                  GOVERNING LAW

         This Agreement of Merger has been executed in the State of California, and the laws of the State of California shall govern the validity and interpretation hereof and the performance by the parties hereto.

                                   ARTICLE XII
                                   TERMINATION

         This Agreement of Merger may, by the mutual consent and action of the Boards of Directors of Monarch and the Bank, be abandoned at any time before or after approval thereof by the shareholder of Bank, but not later than the filing of this Agreement of Merger with the Secretary of State of the State of California.

         IN WITNESS WHEREOF, Monarch and the Bank, pursuant to the approval and authority duly given by resolution of their respective Board of Directors, have caused this Agreement of Merger to be signed by their respective officers on the day and year first above written.

                                       MONARCH MERGER CORPORATION


                                       By: /s/ E. Lynn Caswell
                                           -------------------------------------
                                           E. Lynn Caswell, President


                                       By: /s/ Bobbe Sigler
                                           -------------------------------------
                                           Bobbe Sigler, Secretary



                                       WESTERN BANK


                                       By: /s/ Hugh S. Smith, Jr.
                                           -------------------------------------
                                           Hugh S. Smith, Jr.,
                                           Chairman of the Board


                                       By: /s/ James D. McDowell
                                           -------------------------------------
                                           James D. McDowell, Secretary

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                              OFFICERS' CERTIFICATE

E. Lynn Caswell and Bobbe Sigler certify that:

    1. They are the President and the Secretary, respectively, of Monarch Merger Corporation, a California corporation organized under the laws of the State of California.

    2. The corporation has only one class of shares and the total number of outstanding shares is 100.

    3. The Agreement of Merger in the form attached was duly approved by the Board of Directors and shareholder.

    4. Shareholder approval was by the holders of 100% of the outstanding shares of the corporation.

    We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

Dated this 16th of September, 1996.

                                       By: /s/ E. Lynn Caswell
                                           -------------------------------------
                                           E. Lynn Caswell,
                                           President and Chief Executive Officer

                                       By: /s/ Bobbe Sigler
                                           ------------------------------------
                                           Bobbe Sigler, Secretary

                              OFFICERS' CERTIFICATE

Hugh S. Smith, Jr. and James McDowell certify that:

         1. They are the Chairman and the Secretary respectively, of Western Bank, a California corporation ("Western") organized under the laws of the State of California.

         2. Western has only one class of stock. Western has only one class of Common Stock outstanding, and the total number of shares of Western Common Stock outstanding is 3,543,156.

         3. The principal terms of the Merger Agreement in the form attached was duly approved by Western by the vote of a number of shares of the Common Stock which equaled or exceeded the vote required.

         4. The percentage vote required of the class of Western Common stock is more than 50%.

         We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

Dated this 16th day of September, 1996


By: /s/ Hugh S. Smith, Jr.
    -----------------------------
    Hugh S. Smith, Jr.,
    Chairman of the Board


By: /s/ James D. McDowell
    -----------------------------
    James D. McDowell,
    Secretary